UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2006

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Blast Energy Services, Inc.
(Exact name of registrant as specified in its charter)

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California (State or Other Jurisdiction of Incorporation)
333-64122 (Commission File Number)	22-3755993 (I.R.S. Employer Identification No.)
14550 Torrey Chase Boulevard, Suite 330 Houston, Texas (Address of Principal Executive Offices)	77014-1022 (Zip Code)

(281) 453-2888
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

⁪ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 17, 2006, Blast Energy Services and Alberta Energy Partners (Alberta) agreed to amend the abrasive fluid jetting (AFJ) Technology Purchase Agreement originally signed on August 25, 2005. Alberta accelerated the revenue sharing provisions of the Technology Purchase Agreement and assigned the full 50% ownership of the AFJ technology to Blast effective immediately. Blast had previously owned only 20%.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.
10.1	Amended Abrasive Fluid Jet Technology Purchase Agreement among Blast Energy Services, Inc. and Alberta Energy Holdings dated August 25, 2005, as amended on March 17, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLAST ENERGY SERVICES, INC. (Registrant)
Dated: March 27, 2006	By:	s/David M. Adams
David M. Adams
Chief Operating Officer

Dated: March 27, 2006	By:	s/John O’Keefe
John O’Keefe
Chief Financial Officer

INDEX TO EXHIBIT
Exhibit No. __________	Description ___________
10.1	Amended Abrasive Fluid Jet Technology Purchase Agreement among Blast Energy Services, Inc. and Alberta Energy Holdings dated August 25, 2005, as amended on March 17, 2006